SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - JULY 27, 1999
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                          94-303-6864
(STATE OF INCORPORATION)                                     (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA               94111
(ADDRESS OF PRINCIPAL                                              (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.

                                  July 27, 1999



ITEM 5.  OTHER EVENTS.


      On July 27, 1999, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its second quarter earnings press release. A copy of the earnings press release is attached hereto as Exhibit 99.1. The transcript of the earnings conference call held Thursday, July 27, 1999, as edited by the Company, is attached as Exhibit 99.2.





ITEM 7(c).  EXHIBITS FILED.


Exhibit Number    Description
-----------------------------

99.1              Earnings Press Release, dated July 27, 1999.

99.2 Edited Transcript of Earnings Conference Call held on Thursday, July 27, 1999.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HS RESOURCES, INC.



                                    By: /s/ JAMES M. PICCONE
                                       ----------------------------------------
                                       James M. Piccone
                                       Vice President




Dated:  August 5, 1999.


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